Saga Communications, Inc. Reports 3rd Quarter Results

Net Operating Revenue increased 4.6% for the Quarter

GROSSE POINTE FARMS, Mich., Nov. 2, 2018 /PRNewswire/ -- Saga Communications, Inc. (Nasdaq - SGA) today reported net revenue increased 4.6% to $31.7 million for the quarter ended September 30, 2018. Income from continuing operations (net of tax) increased $730 thousand to $3.7 million compared to $3.0 million last year. Operating income decreased 3.4% to $5.3 million and station operating expense increased 7.7% to $23.4 million for the quarter. Diluted earnings per share from continuing operations was $0.62/share in the third quarter of 2018 compared to $0.50/share during the same period in 2017. Free cash flow from continuing operations was $5.2 million for the quarter ended September 30, 2018 compared to $4.0 million for the same period last year.

On a same station basis for the quarter ended September 30, 2018 net revenue was flat with the same quarter last year at $29.6 million, Operating income decreased $200 thousand to $5.2 million and station operating expense increased 1.8% to $21.6 million.

Net revenue increased 6.0% to $91.9 million for the nine months ended September 30, 2018. Income from continuing operations (net of tax) increased $2.0 million to $9.4 million compared to $7.4 million last year. Operating income increased 2.4% to $13.7 million and station operating expense increased 8.4% to $70.0 million for the nine month period. Diluted earnings per share from continuing operations was $1.58/share for the nine month period in 2018 compared to $1.25/share during the same period in 2017. Free cash flow from continuing operations was $13.5 million for the nine months ended September 30, 2018 compared to $10.8 million for the same period last year.

On a same station basis for the nine months ended September 30, 2018 net revenue was approximately flat with the nine month period last year at $85.7 million, Operating income from continuing operations increased $385 thousand to $13.6 million and station operating expense increased 0.4% at $64.1 million.

The Company had $48.8 million in cash on hand as of September 30, 2018 and $50.5 million as of October 31, 2018. The Company's total long-term debt was $20 million as of September 30, 2018.

The results for the quarter and nine month period were affected by the sale of the Company's television stations and purchase of radio stations in Charleston and Hilton Head, SC on September 1, 2017.

Capital expenditures from continuing operations were $1.5 million in the third quarter compared to $1.4 million for the same period last year. The Company expects to spend approximately $6.0 million for capital expenditures during 2018.

The Company announced on October 30, 2018 that it has entered into an agreement to purchase the assets of WOGK(FM), WNDT(FM), WNDD(FM) and WNDN(FM), from Ocala Broadcasting Corporation, LLC. All the stations serve the Gainesville-Ocala, Florida radio market.

Saga's 2018 3rd Quarter conference call will be on Friday, November 2, 2018 at 11:00 a.m. EDT. The dial-in number for the call is 612/234-9959. A transcript of the call will be posted to the Company's website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company to please email the inquiry by 10:00 a.m. EST on November 2, 2018 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing will be discussed during the call.

The attached Selected Supplemental Financial Data tables disclose "actual", "same station", "proforma", and discontinued operations information as well as the Company's trailing 12 month consolidated EBITDA. The "actual" amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The "same station" amounts reflect only the results of operations for stations that we owned for the entire comparable period. The "proforma" amounts assume all acquisitions in 2017 and 2018 occurred as of January 1, 2017.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information, free cash flow, trailing 12 month consolidated EBITDA, and consolidated net leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive based compensation of executives and other members of management and as a measure of financial position. Saga's management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Consolidated and Supplemental Financial Data tables.

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "believes," "expects," "anticipates," "guidance" and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga's ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga's business, are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including Item 1A of our Annual Report on Form 10-K. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga's actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. Saga owns or operates broadcast properties in 26 markets, including 75 FM and 33 AM radio stations and 75 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Operating Results
Net operating revenue	$ 31,648	$ 30,269	$ 91,891	$ 86,685
Station operating expense	23,429	21,755	69,966	64,521
Corporate general and administrative	2,813	3,132	8,205	8,875
Other operating expense (income), net	85	(127)	47	(69)
Operating income	5,321	5,509	13,673	13,358
Interest expense	243	254	717	691
Interest income	(167)	-	(444)	-
Other income	(25)	-	(25)	-
Income from continuing operations, before tax	5,270	5,255	13,425	12,667
Income tax expense	1,575	2,290	4,030	5,280
Income from continuing operations, net of tax	3,695	2,965	9,395	7,387
Income from discontinued operations, net of tax	-	30,451	-	32,501
Net income	$ 3,695	$ 33,416	$ 9,395	$ 39,888

Basic Earnings per share:
From continuing operations	$ 0.62	$ 0.50	$ 1.58	$ 1.25
From discontinued operations	-	5.16	-	5.51
Basic earnings per share	$ 0.62	$ 5.66	$ 1.58	$ 6.76

Diluted Earnings per share:
From continuing operations	$ 0.62	$ 0.50	$ 1.58	$ 1.25
From discontinued operations	-	5.16	-	5.51
Diluted earnings per share	$ 0.62	$ 5.66	$ 1.58	$ 6.76

Weighted average common shares	5,822	5,807	5,833	5,800
Weighted average common and common
equivalent shares	5,822	5,807	5,833	5,804

Free Cash Flow
Net income	$ 3,695	$ 33,416	$ 9,395	$ 39,888
Plus: Depreciation and amortization:
Station	1,603	1,483	4,789	4,213
Corporate	71	71	209	214
Discontinued operations	-	-	-	445
Deferred tax provision	785	340	1,880	2,020
Non-cash compensation	570	629	1,675	1,761
Other operating expense (income) from continuing operations	85	(127)	47	(69)
Other operating expense from discontinued operations	-	-	-	31
Other income from continuing operations	(25)	-	(25)	-
Less: Gain on the disposal of discontinued operations, net of tax	-	(29,902)	-	(29,902)
Capital expenditures from continuing operations	(1,544)	(1,410)	(4,450)	(4,725)
Capital expenditures from discontinued operations	-	(15)	-	(125)
Free cash flow	$ 5,240	$ 4,485	$ 13,520	$ 13,751

			September 30,
			2018	2017
Balance Sheet Data
Working capital			$ 57,828	$ 56,294
Net fixed assets			56,152	56,345
Net intangible assets and other assets			114,848	117,947
Total assets			242,561	277,954
Long-term debt including $0 and $10,287 of current liabilities, respectively			20,000	35,287
Stockholders' equity			184,158	171,555

Saga Communications, Inc.
Selected Supplemental Financial Data
For The Three and Nine Months Ended
September 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Results of Discontinued Operations
Net operating revenue	$ -	$ 3,296	$ -	$ 14,238
Station operating expense	-	2,372	-	9,727
Other operating expense	-	-	-	31
Operating income	-	924	-	4,480
Interest expense	-	5	-	21
Income before income taxes	-	919	-	4,459
Pretax gain on the disposal of discontinued operations	-	50,842	-	50,842
Total pretax income from discontinued operations	-	51,761	-	55,301
Income tax expense	-	21,310	-	22,800
Income from discontinued operations, net of tax	$ -	$ 30,451	$ -	$ 32,501

Free Cash Flow from Discontinued Operations
Income from discontinued operations, net of tax	$ -	$ 30,451	$ -	$ 32,501
Plus: Depreciation and amortization:	-	-	-	445
Other operating expense from discontinued operations	-	-	-	31
Less: Gain on the disposal of discontinued operations, net of tax	-	(29,902)	-	(29,902)
Capital expenditures from discontinued operations	-	(15)	-	(125)
Free cash flow from discontinued operations	$ -	$ 534	$ -	$ 2,950

(1) Results of operations for the Television stations are reflected through August 31, 2017. The effective date of the sale was September 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 31,648	$ 30,269	$ 29,627	$ 29,653	$ 31,648	$ 31,546
Station operating expense	23,429	21,755	21,587	21,213	23,429	23,000
Corporate general and administrative	2,813	3,132	2,813	3,132	2,813	3,132
Other operating expense (income), net	85	(127)	(8)	(127)	85	(127)
Operating income	5,321	5,509	$ 5,235	$ 5,435	5,321	5,541
Interest expense	243	254			243	254
Interest income	(167)	-			(167)	-
Other income	(25)	-			(25)	-
Income from continuing operations, before tax	5,270	5,255			5,270	5,287
Income tax expense	1,575	2,290			1,575	2,303
Income from continuing operations, net of tax	3,695	2,965			3,695	2,984
Income from discontinued operations, net of tax	-	30,451			-	30,451
Net income	$ 3,695	$ 33,416			$ 3,695	$ 33,435

Basic Earnings per share:
From continuing operations	$ 0.62	$ 0.50			$ 0.62	$ 0.51
From discontinued operations	-	5.16			-	5.15
Basic earnings per share	$ 0.62	$ 5.66			$ 0.62	$ 5.66

Diluted Earnings per share:
From continuing operations	$ 0.62	$ 0.50			$ 0.62	$ 0.51
From discontinued operations	-	5.16			-	5.15
Diluted earnings per share	$ 0.62	$ 5.66			$ 0.62	$ 5.66

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 1,603	$ 1,483	$ 1,344	$ 1,399	$ 1,603	$ 1,647
Corporate and Other	71	71	71	71	71	71
	$ 1,674	$ 1,554	$ 1,415	$ 1,470	$ 1,674	$ 1,718

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2018 and 2017 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2018 and 2017
(amounts in 000's except per share data)
(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2018	2017	2018	2017	2018	2017
Consolidated
Net operating revenue	$ 91,891	$ 86,685	$ 85,660	$ 85,811	$ 91,891	$ 92,187
Station operating expense	69,966	64,521	64,096	63,825	69,966	69,325
Corporate general and administrative	8,205	8,875	8,205	8,875	8,205	8,875
Other operating (income) expense, net	47	(69)	(206)	(69)	47	(69)
Operating income	13,673	13,358	$ 13,565	$ 13,180	13,673	14,056
Interest expense	717	691			717	691
Interest income	(444)	-			(444)	-
Other income	(25)	-			(25)	-
Income from continuing operations, before tax	13,425	12,667			13,425	13,365
Income tax expense	4,030	5,280			4,030	5,566
Income from continuing operations, net of tax	9,395	7,387			9,395	7,799
Income from discontinued operations, net of tax	-	32,501			-	32,501
Net income	$ 9,395	$ 39,888			$ 9,395	$ 40,300

Basic Earnings per share:
From continuing operations	$ 1.58	$ 1.25			$ 1.58	$ 1.32
From discontinued operations	-	5.51			-	5.51
Basic earnings per share	$ 1.58	$ 6.76			$ 1.58	$ 6.83

Diluted Earnings per share:
From continuing operations	$ 1.58	$ 1.25			$ 1.58	$ 1.32
From discontinued operations	-	5.51			-	5.51
Diluted earnings per share	$ 1.58	$ 6.76			$ 1.58	$ 6.83

	Actual		Same Station (1)		Pro Forma (2)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2018	2017	2018	2017	2018	2017
Depreciation and amortization
by segment
Radio Stations	$ 4,789	$ 4,213	$ 4,010	$ 4,125	$ 4,789	$ 4,867
Discontinued Operations	-	445	-	-	-	445
Corporate and Other	209	214	209	214	209	214
	$ 4,998	$ 4,872	$ 4,219	$ 4,339	$ 4,998	$ 5,526

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2018 and 2017 occurred as of January 1, 2017.

Saga Communications, Inc.
Selected Supplemental Financial Data
September 30, 2018
(amounts in 000's except ratios)
(Unaudited)

		Less:	Plus:		Trailing
	12 Mos Ended	9 Mos Ended	9 Mos Ended	Less:	12 Mos Ended
	December 31,	September 30,	September 30,	Discontinued	September 30,
	2017	2017	2018	Operations (2)	2018
Trailing 12 Month Consolidated Earnings Before Interest,
Taxes, Depreciation and Amortization ("EBITDA") (1)
Net income	$ 54,717	$ 39,888	$ 9,395	$ (30)	$ 24,254
Exclusions:
Gain (loss) on sale of assets from continuing operations	(55)	69	(47)	-	(171)
Gain (loss) on sale of assets from discontinued operations	(31)	(31)	-	-	-
Gain (loss) on sale of television stations	50,842	50,842	-	-	-
Impairment of intangibles	(1,449)	-	-	-	(1,449)
Other	289	332	527	(36)	520
Total exclusions	49,596	51,212	480	(36)	(1,100)
Consolidated adjusted net income (1)	5,121	(11,324)	8,915	6	25,354
Plus: Interest expense	925	712	717	-	930
Income tax expense	16,880	28,080	4,030	-	(7,170)
Depreciation & amortization expense	6,696	4,872	4,998	-	6,822
Amortization of television syndicated programming contracts	418	418	-	-	-
Non-cash stock based compensation expense	2,279	1,761	1,675	-	2,193
Less: Cash television programming payments	(418)	(418)	-	-	-
Trailing twelve month consolidated EBITDA (1)	$ 31,901	$ 24,101	$ 20,335	$ 6	$ 28,129

Total long-term debt, including current maturities					$ 20,000
Divided by trailing twelve month consolidated EBITDA (1)					28,129
Leverage ratio					0.71

(1) As defined in the Company's credit facility.
(2) Trailing 12 Month Adjustment

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three and Nine Months Ended
September 30, 2018 and 2017
(amounts in 000's)
(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 31,648	$ (2,021)	$ 29,627	$ 30,269	$ (616)	$ 29,653
Station operating expense	23,429	(1,842)	21,587	21,755	(542)	21,213
Corporate general and administrative	2,813	-	2,813	3,132	-	3,132
Other operating expense (income), net	85	(93)	(8)	(127)	-	(127)
Operating income	$ 5,321	$ (86)	$ 5,235	$ 5,509	$ (74)	$ 5,435

Depreciation and amortization	$ 1,674	$ (259)	$ 1,415	$ 1,554	$ (84)	$ 1,470

		Adjustment			Adjustment
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2018	Period	2018	2017	Period	2017
Consolidated
Net operating revenue	$ 91,891	$ (6,231)	$ 85,660	$ 86,685	$ (874)	$ 85,811
Station operating expense	69,966	(5,870)	64,096	64,521	(696)	63,825
Corporate general and administrative	8,205	-	8,205	8,875	-	8,875
Other operating (income) expense	47	(253)	(206)	(69)	-	(69)
Operating income	$ 13,673	$ (108)	$ 13,565	$ 13,358	$ (178)	$ 13,180

Depreciation and amortization	$ 4,998	$ (779)	$ 4,219	$ 4,872	$ (533)	$ 4,339

CONTACT: Samuel D. Bush, 313/886-7070